Employee and Retiree Benefits	12 Months Ended
Aug. 27, 2016
Compensation and Retirement Disclosure [Abstract]
Employee and Retiree Benefits
Employee and Retiree Benefits
Postretirement health care and deferred compensation benefits are as follows:

(In thousands)	August 27, 2016	August 29, 2015
Postretirement health care benefit cost	$6,346	$34,535
Non-qualified deferred compensation	18,003	19,508
Executive share option plan liability	3,341	4,788
SERP benefit liability	2,681	2,649
Executive deferred compensation	389	299
Officer stock-based compensation	763	242
Total postretirement health care and deferred compensation benefits	31,523	62,021
Less current portion(1)	(4,574)	(4,931)
Long-term postretirement health care and deferred compensation benefits(2)	$26,949	$57,090

(1)	Included in current liabilities in the Consolidated Balance Sheets

(2)	Included in long-term liabilities in the Consolidated Balance Sheets

Postretirement Health Care Benefits
We provide certain health care and other benefits for retired employees hired before April 1, 2001, who have fulfilled eligibility requirements at age 55 with 15 years of continuous service. We use a September 1 measurement date for this plan and our postretirement health care plan currently is not funded.

In Fiscal 2005, through a plan amendment, we established dollar caps on the amount that we will pay for postretirement health care benefits per retiree on an annual basis so that we were not exposed to continued medical inflation. Retirees are required to pay a monthly premium in excess of the employer dollar caps for medical coverage based on years of service and age at retirement. Each year from 2012 to 2015, the employer established dollar caps were reduced by 10% through plan amendments. On January 1, 2016, postretirement health care benefits were discontinued for retirees age 65 and over.  The plan amendment also included a 10% reduction in employer paid premiums for retirees under age 65. As a result of these amendments, our liability for postretirement health care was reduced as presented in the following table.

Date	Plan Amendment	Dollar Cap Reduction	Liability Reduction (in thousands)	Amortization Period (1)
Fiscal 2005	Established employer dollar cap		$40,414	11.5	years
January 2012	Reduced employer dollar cap	10%	4,598	7.8	years
January 2013	Reduced employer dollar cap	10%	4,289	7.5	years
January 2014	Reduced employer dollar cap	10%	3,580	7.3	years
January 2015	Reduced employer dollar cap	10%	3,960	7.1	years
January 2016	Reduced employer dollar cap for retirees under age 65; discontinued retiree benefits for retirees age 65 and over	10%	28,596	6.9	years
(1)  Plan amendments are amortized on a straight-line basis over the expected remaining service period of active plan participants.

Based on actuarial evaluations, the discount rate used in determining the accumulated postretirement benefit obligation was 2.73% at August 27, 2016 and 4.15% at August 29, 2015, which increased the benefit obligation by $850,000 and $684,000 at August 27, 2016 and August 29, 2015, respectively. Assumed health care cost trend rates do not have a significant effect in determining the accumulated postretirement benefit obligation due to employer caps established.
Changes in our postretirement health care liability are as follows:

(In thousands)	August 27, 2016	August 29, 2015
Balance at beginning of year	$34,535	$36,930
Interest cost	327	1,382
Service cost	108	427
Net benefits paid	(878)	(928)
Actuarial loss	850	684
Plan amendment	(28,596)	(3,960)
Balance at end of year	$6,346	$34,535

Net periodic postretirement benefit income for the past three fiscal years consisted of the following components:

	Year Ended
(In thousands)	August 27, 2016	August 29, 2015	August 30, 2014
Interest cost	$327	$1,382	$1,540
Service cost	108	427	393
Amortization of prior service benefit	(7,736)	(5,538)	(5,650)
Amortization of net actuarial loss	1,612	1,465	1,077
Net periodic postretirement benefit income	$(5,689)	$(2,264)	$(2,640)

For accounting purposes, we recognized net periodic postretirement income as presented in the previous table, due to the amortization of prior service benefit associated with the establishment of caps on the employer portion of benefits in Fiscal 2005 and the plan amendments made over the past five years.

Amounts not yet recognized in net periodic benefit cost and included in accumulated other comprehensive income (before taxes) are as follows:

(In thousands)	August 27, 2016	August 29, 2015
Prior service credit	$(34,139)	$(13,279)
Net actuarial loss	15,648	16,410
Accumulated other comprehensive income	$(18,491)	$3,131

The estimated amounts that will be amortized from accumulated other comprehensive income to net periodic benefit cost in Fiscal 2017 include a prior service credit of $6.4 million and an actuarial net loss of $1.6 million.

Expected future benefit payments for postretirement health care for the next ten years are as follows:

(In thousands)		Amount
Year:	2017	$416
	2018	283
	2019	381
	2020	455
	2021	489
	2022 - 2026	2,484
	Total	$4,508

The expected future benefit payments have been estimated based on the same assumptions used to measure our benefit obligation as of August 27, 2016, and include benefits attached to estimated current employees' future services.

Deferred Compensation Benefits
Non-Qualified Deferred Compensation Program (1981)
We have a Non-Qualified Deferred Compensation Program which permitted key employees to annually elect to defer a portion of their compensation until their retirement. The plan has been closed to any additional deferrals since January 2001. The retirement benefit to be provided is based upon the amount of compensation deferred and the age of the individual at the time of the contracted deferral. An individual generally vests at age 55 and 5 years of participation under the plan. For deferrals prior to December 1992, vesting occurs at the later of age 55 and 5 years of service from first deferral or 20 years of service. Deferred compensation expense was $1.3 million, $1.3 million and $1.4 million in Fiscal 2016, 2015 and 2014, respectively. Total deferred compensation liabilities were $18.0 million and $19.5 million at August 27, 2016 and August 29, 2015, respectively.

Supplemental Executive Retirement Plan (SERP)
The primary purpose of this plan was to provide our officers and managers with supplemental retirement income for a period of 15 years after retirement. We have not offered this plan on a continuing basis to members of management since 1998. The plan was funded with individual whole life insurance policies (Split Dollar Program) owned by the named insured officer or manager. We initially paid the life insurance premiums on the life of the individual and the individual would receive life insurance and supplemental cash payment during the 15 years following retirement. In October 2008, the plan was amended as a result of changes in the tax and accounting regulations and rising administrative costs. Under the redesigned SERP, the underlying life insurance policies previously owned by the insured individual became COLI by a release of all interests by the participant and assignment to us as a prerequisite to participation in the SERP and transition from the Split Dollar Program. Total SERP liabilities were $2.7 million and $2.6 million at August 27, 2016 and August 29, 2015, respectively. This program remains closed to new employee participation.

To assist in funding the deferred compensation and SERP liabilities, we have invested in COLI policies. The cash surrender value of these policies is presented as investment in life insurance in the accompanying balance sheets and consists of the following:

(In thousands)	August 27, 2016	August 29, 2015
Cash value	$60,263	$58,501
Borrowings	(33,771)	(32,329)
Investment in life insurance	$26,492	$26,172

Non-Qualified Share Option Program (2001)
The Non-Qualified Share Option Program permitted participants in the Executive Share Option Plan (the "Executive Plan") to choose to defer a portion of their salary or other eligible compensation in the form of options to purchase selected securities, primarily equity-based mutual funds. These assets are treated as trading securities and are recorded at fair value. The Executive Plan has been closed to any additional deferrals since January 2005. The Executive Plan assets related to those options that will expire within a year are included in prepaid expenses and other assets in the accompanying balance sheets. The remaining assets are included in other assets. Total assets on August 27, 2016 and August 29, 2015 were $3.7 million and $5.4 million, respectively, and the liabilities were $3.3 million and $4.8 million, respectively. The difference between the asset and liability balances represents the additional 25% we contributed at the time of the initial deferrals to aid in potential additional earnings to the participant. This contribution is required to be paid back to us when the option is exercised. A participant may exercise his or her options per the plan document, but there is a requirement that after these dollars have been invested for 15 years the participant is required to exercise such option.

Executive Deferred Compensation Plan (2007)
In December 2006, we adopted the Winnebago Industries, Inc. Executive Deferred Compensation Plan (the "Executive Deferred Compensation Plan"). Under the Executive Deferred Compensation Plan, corporate officers and certain key employees may annually choose to defer up to 50% of their salary and up to 100% of their cash incentive awards. The assets are presented as other assets and the liabilities are presented as postretirement health care and deferred compensation benefits in the accompanying balance sheets. Such assets on August 27, 2016 and August 29, 2015 were $388,000 and $297,000, respectively, and liabilities were $389,000 and $299,000, respectively.
Profit Sharing Plan
We have a qualified profit sharing and contributory 401(k) plan for eligible employees. The plan provides quarterly discretionary matching cash contributions as approved by our Board of Directors. Contributions to the plan for Fiscal 2016, 2015 and 2014 were $1.5 million, $1.2 million and $1.1 million, respectively.